UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   March 19, 2008
Dana Holding Corporation
(Exact name of registrant as specified in its charter)
Successor registrant to Dana Corporation

Delaware	1-1063	26-1531856

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (419) 535-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01	Results of Operations and Financial Condition and Regulation FD Disclosure
Dana Holding Corporation (“Dana”) will conduct a webcast and conference call at 10 a.m. on March 19, 2008 to discuss its financial results for the quarter and year ended December 31, 2007. A copy of the presentation slides which will be discussed during Dana’s webcast and conference call are attached hereto as Exhibit 99.1.
Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor Website: http://phx.corporate-ir.net/phoenix.zhtml?c=66043&p=irol-irhome. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 39284925). International locations should call 1-706-758-0054 (Conference I.D. # 39284925). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 9:30 a.m. An audio recording of this conference call will be available after 5 p.m. on March 19, 2008. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter the conference I.D. number 39284925. All times referenced above are in Eastern Time.
The information in this report including, Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is furnished with this report.

Exhibit No.	Description

99.1	Presentation Slides

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: March 19, 2008	By:	/s/ Marc S. Levin
Marc S. Levin
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation Slides

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